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                                                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of neXstage Corp. (the "Company") on Form 10-KSB for the year ending March 31, 2002 and 2001 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I David S. Smith, President of the Company, hereby certify pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Annual Report on Form 10-KSB for the year ended March 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 934, as amended; and

     2. The information contained in the Annual Report on Form 10KSB fairly presents, in all material respects, the financial condition and result of operations of the Company.


BY: /s/ DAVID S. SMITH                                     November 22, 2002
-------------------------
        David S. Smith
        President